EXHIBIT 32.2

         The following certification is provided by the undersigned Senior Executive Vice President and Principal Financial and Accounting Officer of Centrue Financial Corporation on the basis of such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  CERTIFICATION
                                  -------------

         In connection with the Quarterly Report of Centrue Financial Corporation (the "Company") on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on November 7, 2008 (the "Report"), I, Kurt R. Stevenson, Senior Executive Vice President and Principal Financial and Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Kurt R. Stevenson
                                       -----------------------------------------
                                       Name:  Kurt R. Stevenson
                                       Title: Senior Executive Vice President
                                              and Principal Financial and
                                              Accounting Officer
                                       Date:  November 7, 2008